EXHIBIT 10.1

             FIRST AMENDMENT TO AMENDED AND RESTATED
              REVOLVING LOAN AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND
SECURITY AGREEMENT (the "First Amendment") is entered into as of September   ,
                                                                           --
1996 by and between KEYSTONE CONSOLIDATED INDUSTRIES, INC., a Delaware corporation ("Borrower"), and CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation ("Lender"). Except for terms which are expressly defined herein, all capitalized terms used herein shall have the meaning subscribed to them in the Loan Agreement (as defined below).

                            RECITALS
                            --------


          WHEREAS, Borrower and Lender are parties to that certain Amended And Restated Revolving Loan And Security Agreement, dated as of December 29, 1995 (the "Loan Agreement").

          WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide for, among other things, the DeSoto Acquisition and to provide further financial accommodations under the Loan Agreement.

          WHEREAS, Lender is willing to amend the Loan Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.   AMENDMENTS TO THE LOAN AGREEMENT.
     --------------------------------
     A.   Introduction/Preamble.  The introductory provisions of the Loan
          ---------------------

          Agreement are hereby amended to change the reference to Lender as being a Delaware corporation to reflect the fact that Lender is, in fact, an Illinois corporation. All references, at any time, to Lender are intended to refer to such Illinois corporation.
          Joint Venture.  All references to the "Joint Venture," the "Joint
          -------------

          Venture Credit Facility," and the "Joint Venture Guarantee" are hereby deleted in their entirety.
     B.   Definitions.
          -----------


          1. Section 1 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
               a)   "Caldwell" shall mean Sherman Wire of Caldwell, Inc.
               b)   "DeSoto Loan Agreement" shall mean that certain Revolving
                    Loan and Security Agreement dated as of September   , 1996,
                                                                      --
                    by and between Congress and DSO Acquisition Corporation, a Delaware corporation.
               c) "DeSoto Acquisition" shall mean the merger of DSO Acquisition Corporation with and into DeSoto, Inc. pursuant to the terms of the Agreement and Plan of Reorganization (the "Merger Agreement") dated June 26, 1996, by and between DeSoto, Inc. and Borrower.
               d) "Eligible Borrower Accounts" shall mean Accounts created by Borrower which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Borrower Accounts if:
                         (a)  such Accounts arise from the actual and bona fide
                                                                      ---- ----

                              sale and delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                         (b)   such Accounts are not unpaid for the lesser of
                              (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty (60) days after the due date of the original invoice for them;

                         (c)   such Accounts comply with the terms and
                              conditions contained in Section 7.2(c) of this Agreement;

                         (d)   such Accounts do not arise from sales on consign-
                              ment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                         (e)   the chief executive office of the account debtor
                              with respect to such Accounts is located in the United States of America, or, at Lender's option, if either: (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank reasonably satisfactory to Lender, sufficient to cover such Account, in form and substance reasonably satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

                         (f)   such Accounts do not consist of progress
                              billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance reasonably satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                         (g)   the account debtor with respect to such Accounts
                              has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts;

                         (h)   there are no facts, events or occurrences which
                              would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

                         (i)   such Accounts are subject to the first priority,
                              valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

                         (j)   except for Engineered Wire Products, neither the
                              account debtor nor any director, officer or employee of the account debtor with respect to such Accounts is an officer, director or employee of or is affiliated with Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                         (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner reasonably satisfactory to Lender;

                         (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

                         (m)   such Accounts of a single account debtor (when
                              combined with Accounts owing by such account debtor to Caldwell and Fox Valley) or its affiliates do not constitute more than fifty (50%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Borrower Accounts);

                         (n)   such Accounts are not owed by an account debtor
                              who has Accounts (when combined with Accounts owing by such account debtor to Caldwell and Fox Valley) which are unpaid for the lesser of (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty
                              (60) days after the due date of the original invoice for them, which constitute more than fifty (50%) percent of the total Accounts owed to Borrower, Caldwell and Fox Valley by such account debtor;

                         (o)   such Accounts are owed by account debtors whose
                              total indebtedness to Borrower does not exceed the credit limit, if any, with respect to such account debtors as established by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may still be deemed Eligible Borrower Accounts); and

                         (p)   such Accounts are not owed by account debtors
                              which Lender has advised Borrower in writing are not deemed to be creditworthy by Lender;

                    General criteria for Eligible Borrower Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Borrower Accounts shall nevertheless be part of the Collateral.
               e) "Eligible Borrower Inventory" shall mean that Inventory of Borrower which is and at all times continues to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility Lender may, but is not required to, rely on reports and schedules of Inventory furnished by Borrower, but reliance by Lender thereon from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time as to both present and future Inventory. In general and without limiting Lender's discretion, Eligible Borrower Inventory shall not include:

                         (a) work-in-process (other than work-in-process of Keystone Steel and Wire Division of Borrower);

                         (b)  components which are not part of finished goods;

                         (c) spare parts for equipment (other than expendable spare parts of equipment that are used on Borrower's machinery and which have not been installed in any of the equipment);

                         (d) supplies used or consumed in Borrower's business (other than steel used or consumed by Borrower in the process of manufacturing Inventory);

                         (e) Inventory at premises other than those owned and controlled by Borrower, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral;

                         (f) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement;

                         (g)  bill and hold goods;

                         (h) Inventory, which in Lender's discretion is unserviceable, obsolete or slow moving;

                         (i) Inventory which is not subject to the first priority, valid and perfected security interest of Lender;

                         (j)  returned, damaged and/or defective Inventory; and

                         (k)  Inventory purchased or sold on consignment.

                    General criteria for Eligible Borrower Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Borrower Inventory shall nevertheless be part of the Collateral.

               f) "Eligible Caldwell Accounts" shall mean Accounts created by Caldwell which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Caldwell Accounts if:

                         (a)   such Accounts arise from the actual and bona fide
                                                                       ---- ----

                              sale and delivery of goods by Caldwell or rendition of services by Caldwell in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                         (b)   such Accounts are not unpaid for the lesser of
                              (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty (60) days after the due date of the original invoice for them;

                         (c)   such Accounts comply with the terms and
                              conditions contained in Section 7.2(c) of this Agreement;

                         (d)   such Accounts do not arise from sales on consign-
                              ment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                         (e)   the chief executive office of the account debtor
                              with respect to such Accounts is located in the United States of America, or, at Lender's option, if either: (i) the account debtor has delivered to Caldwell an irrevocable letter of credit issued or confirmed by a bank reasonably satisfactory to Lender, sufficient to cover such Account, in form and substance reasonably satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

                         (f)   such Accounts do not consist of progress
                              billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance reasonably satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                         (g)   the account debtor with respect to such Accounts
                              has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts;

                         (h)   there are no facts, events or occurrences which
                              would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

                         (i)   such Accounts are subject to the first priority,
                              valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

                         (j)   neither the account debtor nor any director,
                              officer or employee of the account debtor with respect to such Accounts is an officer, director or employee of or is affiliated with Borrower or Caldwell directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                         (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner reasonably satisfactory to Lender;

                         (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

                         (m)   such Accounts of a single account debtor (when
                              combined with Accounts owing by such account debtor to Borrower and Fox Valley) or its affiliates do not constitute more than fifty (50%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Caldwell Accounts);

                         (n)   such Accounts are not owed by an account debtor
                              who has Accounts (when combined with Accounts owing by such account debtor to Borrower and Fox Valley) which are unpaid for the lesser of (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty
                              (60) days after the due date of the original invoice for them, which constitute more than fifty (50%) percent of the total Accounts owed to Borrower, Caldwell and Fox Valley by such account debtor;

                         (o)   such Accounts are owed by account debtors whose
                              total indebtedness to Caldwell does not exceed the credit limit, if any, with respect to such account debtors as established by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may still be deemed Eligible Caldwell Accounts); and

                         (p)   such Accounts are not owed by account debtors
                              which Lender has advised Caldwell in writing are not deemed to be creditworthy by Lender;

                    General criteria for Eligible Caldwell Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Caldwell Accounts shall nevertheless be part of the Collateral.

               g) "Eligible Caldwell Inventory" shall mean that Inventory of Caldwell which is and at all times continues to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility Lender may, but is not required to, rely on reports and schedules of Inventory furnished by Caldwell, but reliance by Lender thereon from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time as to both present and future Inventory. In general and without limiting Lender's discretion, Eligible Caldwell Inventory shall not include:

                         (a)  work-in-process;

                         (b)  components which are not part of finished goods;

                         (c)  spare parts for equipment;

                         (d) supplies used or consumed in Caldwell's business (other than steel used or consumed by Caldwell in the process of manufacturing Inventory);

                         (e) Inventory at premises other than those owned and controlled by Caldwell, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral;

                         (f) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement;

                         (g)  bill and hold goods;

                         (h) Inventory, which in Lender's discretion is unserviceable, obsolete or slow moving;

                         (i) Inventory which is not subject to the first priority, valid and perfected security interest of Lender;

                         (j)  returned, damaged and/or defective Inventory; and

                         (k)  Inventory purchased or sold on consignment.

                    General criteria for Eligible Caldwell Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Caldwell Inventory shall nevertheless be part of the Collateral.

               h) "Eligible Fox Valley Accounts" shall mean Accounts created by Fox Valley which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Fox Valley Accounts if:

                         (a)   such Accounts arise from the actual and bona fide
                                                                       ---- ----

                              sale and delivery of goods by Fox Valley or rendition of services by Fox Valley in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                         (b)   such Accounts are not unpaid for the lesser of
                              (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty (60) days after the due date of the original invoice for them;

                         (c)   such Accounts comply with the terms and
                              conditions contained in Section 7.2(c) of this Agreement;

                         (d)   such Accounts do not arise from sales on consign-
                              ment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                         (e)   the chief executive office of the account debtor
                              with respect to such Accounts is located in the United States of America, or, at Lender's option, if either: (i) the account debtor has delivered to Fox Valley an irrevocable letter of credit issued or confirmed by a bank reasonably satisfactory to Lender, sufficient to cover such Account, in form and substance reasonably satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or
                              (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or
                              (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

                         (f)   such Accounts do not consist of progress
                              billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance reasonably satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                         (g)   the account debtor with respect to such Accounts
                              has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts;

                         (h)   there are no facts, events or occurrences which
                              would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

                         (i)   such Accounts are subject to the first priority,
                              valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

                         (j)   neither the account debtor nor any director,
                              officer or employee of the account debtor with respect to such Accounts is an officer, director or employee of or is affiliated with Borrower or Fox Valley directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                         (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner reasonably satisfactory to Lender;

                         (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

                         (m)   such Accounts of a single account debtor (when
                              combined with Accounts owing by such account debtor to Borrower and Caldwell) or its affiliates do not constitute more than fifty (50%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Fox Valley Accounts);

                         (n)   such Accounts are not owed by an account debtor
                              who has Accounts (when combined with Accounts owing by such account debtor to Borrower and Caldwell) which are unpaid for the lesser of (i) more than ninety (90) days after the date of the original invoice for them or (ii) more than sixty
                              (60) days after the date of the original invoice for them, which constitute more than fifty (50%) percent of the total Accounts owed to Borrower, Caldwell and Fox Valley by such account debtor;

                         (o)   such Accounts are owed by account debtors whose
                              total indebtedness to Fox Valley does not exceed the credit limit, if any, with respect to such account debtors as established by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may still be deemed Eligible Fox Valley Accounts); and

                         (p)   such Accounts are not owed by account debtors
                              which Lender has advised Fox Valley in writing are not deemed to be creditworthy by Lender;

                    General criteria for Eligible Fox Valley Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Fox Valley Accounts shall nevertheless be part of the Collateral.

               i) "Eligible Fox Valley Inventory" shall mean that Inventory of Fox Valley which is and at all times continues to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility Lender may, but is not required to, rely on reports and schedules of Inventory furnished by Fox Valley, but reliance by Lender thereon from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time as to both present and future Inventory. In general and without limiting Lender's discretion, Eligible Fox Valley Inventory shall not include:

                         (a)  work-in-process;

                         (b)  components which are not part of finished goods;

                         (c)  spare parts for equipment;

                         (d) supplies used or consumed in Fox Valley's business (other than steel used or consumed by Fox Valley in the process of manufacturing Inventory);

                         (e) Inventory at premises other than those owned and controlled by Fox Valley, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral;

                         (f) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement;

                         (g)  bill and hold goods;

                         (h) Inventory, which in Lender's discretion is unserviceable, obsolete or slow moving;

                         (i) Inventory which is not subject to the first priority, valid and perfected security interest of Lender;

                         (j)  returned, damaged and/or defective Inventory; and

                         (k)  Inventory purchased or sold on consignment.

                    General criteria for Eligible Fox Valley Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Fox Valley Inventory shall nevertheless be part of the Collateral.

               j)   "Fox Valley" shall mean Fox Valley Steel & Wire Company.

               k) "GAAP" shall mean generally accepted accounting principles in the United States of America including the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date hereof.

               l) "Inventory Cap Adjustment" shall mean, at any time, the amount, if any, by which the Inventory Utilization exceeds $20,000,000.

               m) "Inventory Utilization" shall mean, at any time, the total outstanding amount of (i) the sum of (a) Revolving Loans,
                    (b) Letter of Credit Accomodations, (c) "Revolving Loans" as defined under the DeSoto Loan Agreement, and (d) "Letter of Credit Accomodations" as defined under the DeSoto Loan Agreement, less (ii) the sum of the amounts then being
                               ----

                    included in the Borrowing Base (or, with respect to DeSoto, Inc., the borrowing formulas applicable in the DeSoto Loan Agreement) by virtue of (w) Section 2.1(a)(i)(A) hereof, (x)
                    Section 2.1(a)(ii)(B)(i) hereof, (y) Section
                    2.1(a)(iii)(B)(i) hereof, and (z) Section 2.1(a)(i)(A) of the DeSoto Loan Agreement.

               n) "Net Amount of Eligible Caldwell Accounts" shall mean the gross amount of Eligible Caldwell Accounts less (a) sales, excise or similar taxes included in the amount thereof and
                    (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

               o) "Net Amount of Eligible Fox Valley Accounts" shall mean the gross amount of Eligible Fox Valley Accounts less (a) sales, excise or similar taxes included in the amount thereof and
                    (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

               p) "Net Amount of Eligible Borrower Accounts" shall mean the gross amount of Eligible Borrower Accounts less (a) sales, excise or similar taxes included in the amount thereof and
                    (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

               q) "Person" shall mean an individual, a partnership, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any other entity.

               r) "Solvent" shall mean, as to any Person, that (i) the sum of the assets of such Person, both at a fair valuation and at present fair salable value, will exceed its liabilities, including contingent liabilities, (ii) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and
                    (iii) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

          2. The definition of "Eligible Accounts" set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                    "Eligible Accounts" shall mean (i) Eligible Borrower Accounts, (ii) Eligible Caldwell Accounts, and (iii) Eligible Fox Valley Accounts.

          3. The definition of "Eligible Inventory" set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                    "Eligible Inventory" shall mean (i) Eligible
                    Borrower Inventory, (ii) Eligible Caldwell
                    Inventory, and (iii) Eligible Fox Valley
                    Inventory.

          4. The definition of "Inventory" set forth in Section 1 of the Loan Agreement is hereby amended and restated as follows:

                    "Inventory" shall mean all of Borrower's, or, when used in the definition of Caldwell Eligible Inventory or Fox Valley Eligible Inventory, Caldwell's or Fox Valley's (as applicable), now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Borrower, or, when used in the definition of Caldwell Eligible Inventory or Fox Valley Eligible Inventory, Caldwell or Fox Valley (as applicable) therein and thereto, wherever located, whether now owned or hereafter acquired by Borrower, or, when used in the definition of Caldwell Eligible Inventory or Fox Valley Eligible Inventory, Caldwell or Fox Valley (as applicable).

          5. The definition of "Maximum Credit" set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                    "Maximum Credit" shall mean the amount of $55,000,000.00.

          6.   The definition of "Net Amount of Eligible Accounts" set forth in
               Section 1 of the Loan Agreement is hereby deleted in its entirety.

          7. The definition of "Tangible Net Worth" set forth in Section 1 of the Loan Agreement is hereby amended by inserting ", on a consolidated basis" immediately between "(GAAP)" and the comma on the third line thereof.

     C. Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               2.1   Revolving Loans.
                     ---------------


                         (a)   Subject to, and upon the terms and conditions
                              contained herein, Lender may, in its sole discretion, agree to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount which is equal to the sum of:

                              (i)  the sum of:

                                   (a)  eighty-five percent (85%) of the Net
                                        Amount of Eligible Borrower Accounts,
                                        plus
                                        ----


                                   (b)  the sum of (a) sixty percent (60%) of
                                        the value of Eligible Borrower Inventory
                                        which constitutes finished goods and (b)
                                        the sum of fifty percent (50%) of
                                        Eligible Borrower Inventory excluding
                                        finished goods; plus
                                                        ----


                              (ii) provided that Caldwell is Solvent at the time
                                   of the proposed Revolving Loans, the sum of:

                                   (a)  the lesser of $3,500,000, or

                                   (b)  (i) eighty-five percent (85%) of
                                        Eligible Caldwell Accounts; plus (ii)
                                                                    ----

                                        the sum of (x) sixty percent (60%) of
                                        the value of Eligible Caldwell Inventory
                                        which constitutes finished goods and (y)
                                        fifty percent (50%) of the value of
                                        Eligible Caldwell Inventory excluding
                                        finished goods; plus
                                                        ----


                              (iii)provided that Fox Valley is Solvent at the
                                   time of the proposed Revolving Loans, the sum of:

                                   (a)  the lesser of $2,500,000, or

                                   (b)  (i) eighty-five percent (85%) of
                                        Eligible Fox Valley Accounts; plus (ii)
                                                                      ----

                                        the sum of (x) sixty percent (60%) of
                                        Eligible Fox Valley Inventory which
                                        constitutes finished goods and (y) fifty
                                        percent (50%) of the value of Eligible
                                        Fox Valley Inventory excluding finished
                                        goods; less
                                               ----


                              (iv) any Availability Reserves; less
                                                              ----

                                   the Inventory Cap Adjustment (the calculation determined in this Section 2.1(a) is hereinafter referred to as the "Borrowing Base").

                         (b)   Lender may, in its discretion, from time to time,
                              upon not less than five (5) days prior notice to Borrower, (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has declined or (ii) reduce the lending formula(s) with respect to Eligible Borrower Inventory, Eligible Caldwell Inventory and Eligible Fox Valley Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the Inventory for any period has changed in any material respect or (B) the liquidation value of the Eligible Inventory or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves.

                         (c)   Except in Lender's discretion, the aggregate
                              amount of the Revolving Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit minus the
                                                                  -----

                              aggregate amount of the "Revolving Loans" (as defined and used in the DeSoto Loan Agreement) and the "Letter of Credit Accommodations" (as defined and used in the DeSoto Loan Agreement). In the event that the outstanding amount of any component of the Revolving Loans, or the aggregate amount of the outstanding Revolving Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the sublimits for Letter of Credit Accommodations set forth in Section 2.2(c) or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

     D. Section 5.2 of the Loan Agreement is hereby amended by inserting "investment property," between the words "letters of credit," and "bankers' acceptances" in the sixth line thereof.

     E. The first sentence of Section 8.1 of the Loan Agreement is hereby amended and restated to read as follows:

               Borrower is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states and jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary.

     F. Section 8 of the Loan Agreement is hereby amended by inserting the following immediately after Section 8.12 thereof:

                Subsidiary Representations.  Borrower represents
                --------------------------

               and warrants that all of the representations set forth in Section 8 are true and correct with respect to Caldwell and Fox Valley as if they were made by each of Caldwell and Fox Valley with respect to the various assets, businesses and operations of Caldwell and Fox Valley respectively. Borrower shall immediately notify Lender, or cause each of Caldwell and Fox Valley to notify Lender, of any fact or circumstance which would cause this Section 8.13 to be untrue.

     G. Section 9 of the Loan Agreement is hereby amended by inserting the following immediately after Section 9.19 thereof:

                Subsidiary Covenants.  All of the covenants in
                --------------------

               Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.6(d), 9.7,
               9.8, 9.9, 9.10, 9.12, 9.15, 9.16, 9.17, 9.18 and
               9.19 shall apply with respect to Caldwell and Fox Valley as if such covenants were made by each of Caldwell and Fox Valley with respect to their respective assets, businesses and operations. Borrower shall immediately notify Lender, or cause each of Caldwell and Fox Valley to notify Lender, of any fact or circumstance which would violate this Section 9.20.

     H. Section 9.6(d) is hereby amended by inserting "Borrower shall furnish or cause to be furnished to Lender, on a monthly basis, (i) separate financial statements showing current financial data for each of DeSoto, Inc., Caldwell and Fox Valley, and (ii) the information required by Lender to reflect and monitor the assets which are used to determine the Borrowing Base." immediately after the period in the twelfth line therein.

     I. Section 9.7 of the Loan Agreement is hereby amended by inserting the following sentence immediately following the last sentence thereof:
          "Notwithstanding the foregoing, Lender hereby authorizes the DeSoto Acquisition in accordance with the Merger Agreement."

     J. Section 9.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               Indebtedness.  Borrower shall not, nor permit
               ------------

               Caldwell or Fox Valley to, incur, create, assume,
               become or be liable in any manner with respect to,
               or permit to exist, any obligations or
               indebtedness, except (a) the Obligations; (b)
                             ------

               trade obligations and normal accruals in the
               ordinary course of business not yet due and
               payable, or with respect to which the Borrower, Caldwell or Fox Valley (as applicable) is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower, Caldwell or Fox Valley (as applicable), and with respect to which adequate reserves have been set aside on its books; (c) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; and (d) obligations or indebtedness set forth on the INFORMATION CERTIFICATE; provided,
                                                     --------

               that, (i) Borrower, Caldwell or Fox Valley (as
               ----

               applicable) may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof, (ii) Borrower, Caldwell and Fox Valley shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, (iii) Borrower, Caldwell or Fox Valley (as applicable) shall furnish to Lender all notices or demands in connection with such indebtedness either received by Borrower, Caldwell or Fox Valley (as applicable) or on their behalf, promptly after the receipt thereof, or sent by Borrower, Caldwell or Fox Valley (as applicable) or on their behalf, concurrently with the sending thereof, as the case may be, and (iv) at no time shall any such obligations or indebtedness (a) of Caldwell (other than indebtedness owed to Borrower and permitted under Section 9.10 hereof) exceed $250,000 and (b) of Fox Valley (other than indebtedness owed to Borrower and permitted under
               Section 9.10 hereof) exceed $250,000.

     K. Section 9.10 of the Loan Agreement is hereby amended by deleting "(v) advances to the Joint Venture which are approved from time to time by Lender" in the thirteenth and fourteenth lines thereof and inserting "(v) loans or investments of no greater than (i) $3,000,000 to Fox Valley, provided that Fox Valley is Solvent at the time of such loans or investments, (ii) $5,000,000 to Caldwell, provided that Caldwell is Solvent at the time of such loans or investments, and (iii) $10,000,000 to DeSoto, Inc. (excluding the initial investment of approximately $70,000,000 made to initially capitalize DSO Acquisition Corporation with the contribution of the Sherman Wire assets plus (i) the value of Borrower's stock issued in connection with the DeSoto Acquisition and (ii) all transaction costs related to the DeSoto Acquisition), provided that DeSoto, Inc. is Solvent at the time of such loans or investments" in its place.

     L. Section 9.12 of the Loan Agreement is hereby amended by inserting the following sentence immediately following the last sentence thereof:
          "Notwithstanding the foregoing, Lender hereby authorizes the DeSoto Acquisition in accordance with the Merger Agreement."

     M. Section 10.1(n) of the Loan Agreement is hereby amended by (i) inserting ", as amended," between "1986" and "shall" in the third line thereof and (ii) deleting the word "or" in the third line thereof.

     N. Section 10.1(o) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               there shall occur a termination of that certain Amendment and Restatement of Subordination Agreement executed by the Trustee of the Keystone Consolidated Industries, Inc. Master Pension Trust (successor to the "Keystone Master Pension Trust") in favor of Lender dated as of January 8, 1986, as amended and restated June 30, 1987 and further amended by a Second Amendment dated as of August 19, 1996 (although the amendment is referred to as the "Second Amendment", there exists no prior amendment), or the Trustee or any party succeeding in interest thereto shall assert the termination of such Subordination Agreement or contest the binding effect or validity thereof; or

     O.   Section 10 of the Loan Agreement is hereby amended by inserting a new
          Section 10.1(p) as follows:

               a default under that certain Agreement dated
               August 19, 1996, between the Pension Benefit
               Guaranty Corporation, acting on behalf of itself and the various Keystone Pension Plans (as defined therein), the Keystone Master Retirement Trust, and Borrower; or

     P. Schedule 8.4 and the Information Certificate (which contains supplemental data with respect to Desoto, Inc., Caldwell and Fox Valley, as well as additional updated information) are attached hereto and are hereby substituted for Schedule 8.4 and the Information Certificate, respectively, originally attached to the Loan Agreement.
           Lender acknowledges and accepts such revised Information Certificate and Schedule 8.4 as being effective as of the date hereof for all transactions with Lender after the date hereof.

     .
=====
II.  CONDITIONS TO EFFECTIVENESS OF FIRST AMENDMENT

     A. First Amendment. Borrower shall have duly executed and delivered this First Amendment.

     B. Term Loan Agreement. Borrower shall have duly executed and delivered the First Amendment to Term Loan and Security Agreement dated as of the date hereof, by and between Lender and Borrower.

     C.   DeSoto Loan Facility. Acquisition Subsidiary, Inc. shall have duly
          --------------------

          executed and delivered the DeSoto Loan Agreement and, upon the consummation of the DeSoto Acquisition, DeSoto, Inc. shall have assumed the Acquisition Subsidiary, Inc.'s responsibilities under the DeSoto Loan Agreement and all conditions precedent to the initial advance thereunder shall have been satisfied or waived by Lender in writing.

     D.   DeSoto Acquisition.  The DeSoto Acquisition shall have been completed
          ------------------

          with the terms of the Merger Agreement in form and substance satisfactory to Lender, in its sole discretion, and Lender shall be satisfied, in its sole discretion, that the payment of the obligations owing by DeSoto, Inc. to its existing creditors shall be adequately provided for by the available credit hereunder and under the DeSoto Loan Agreement.

     E.   Additional Matters. Lender shall have received such other
          ------------------

          certificates, opinions, documents and instruments relating to the obligations or the transactions contemplated hereby and by the Financing Agreements as may have been reasonably requested by Lender, and all corporate and other proceedings and all other documents and all legal matters in connection with the transactions contemplated hereby and by the Financing Agreements shall be reasonably satisfactory in form and substance to Lender.

     F.   Congress Amendment Fee. Borrower shall have paid Lender an amendment
          ----------------------

          fee equal to $200,000.

III. REPRESENTATIONS AND WARRANTIES.  In order to induce Lender to enter into
-----------------------------------

     this First Amendment, Borrower represents and warrants to Lender, upon the effectiveness of this First Amendment, which representations and warranties shall survive the execution and delivery of this First Amendment, that:
     A.   Unencumbered Assets.  Borrower has no assets that are free from a
          -------------------

          security interest, mortgage, pledge, lien, charge or other encumbrance.

     B.   Priority of Liens.  The security interests and liens granted to Lender
          -----------------

          under the Loan Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to existing liens indicated on
          Schedule 8.4 to the Loan Agreement and, with respect to Collateral other than Accounts and Inventory, the other liens permitted under
          Section 9.8 of the Loan Agreement.

     C.   Due Incorporation; etc.  Borrower is a corporation duly incorporated,
          -----------------------

          validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     D.   No Default; etc. No Event of Default has occurred and is continuing
          ----------------

          after giving effect to this First Amendment or would result from the execution or delivery of this First Amendment or the consummation of the transactions contemplated hereby.

     E.   Corporate Power and Authority; Authorization. Borrower has the
          --------------------------------------------

          corporate power and authority to execute, deliver and carry out the terms and provisions of this First Amendment and the other Financing Agreements, and the performance by Borrower of its obligations hereunder and under the other Financing Agreements to which it is a party, have been duly authorized by all requisite corporate action by Borrower.

     F.   Execution and Delivery. Borrower has duly executed and delivered this
     ---------------------------                                 --------------

          First Amendment.
          -----------------


     G.   Enforceability.  The Loan Agreement, as amended by this First
          --------------

          Amendment, constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

     H.   No Conflicts; etc. Neither the execution, delivery or performance by
          -----------------------------------------------------

          Borrower of this First Amendment nor compliance by Borrower with the terms and provisions hereof (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or
          (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any property or assets owned by it pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property or assets is bound or to which Borrower may be subject, or (iii) will violate any provision of Borrower's certificate of incorporation or by-laws.

     I.   Consents; etc.  Other than the filing of mortgages and deeds of trust
          ------------------------------------------------------------

          and the Uniform Commercial Code financing statements which have been executed and delivered to Lender on or before the date of the First Amendment, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of this First Amendment or the consummation of any of the transactions contemplated hereby.

     J.   Representations and Warranties.  All of the representations and
          -----------------------------------------------------------

          warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date of this First Amendment after giving effect to this First Amendment.


IV.  MISCELLANEOUS.
==================

     A.   Effect; Ratification.  The amendments set forth herein are effective
          ----------------------------------------------------------

          solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreements or (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreements. Each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Financing Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This First Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

     B.   Costs and Expenses.  Borrower shall pay to Lender on demand all
          -----------------------------------------------------------

          reasonable out-of-pocket costs, expenses, title insurance premiums and fees, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administr-ation, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this First Amendment, the Loan Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording and title insurance taxes and fees, if applicable);
          (b) costs and expenses and fees for title insurance and other insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees;
          (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment; (d) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (e) costs and expenses of preserving and protecting the Collateral; (f) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this First Amendment, the Loan Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); and (g) the fees and disbursements of counsel (including legal assistants) to Lender in connection with the foregoing.

     C.   Certain Waivers; Release.  Although Borrower does not believe that it
          -----------------------------------------------------

          has any claims against Lender, it is willing to provide Lender with a general and total release of all such claims in consideration of the benefits which Borrower will receive pursuant to this First Amendment.
           Accordingly, Borrower for itself and any successor of Borrower hereby knowingly, voluntarily, intentionally and irrevocably releases and discharges Lender and its respective officers, directors, agents and counsel (each a "Releasee") from any and all actions, causes of action, suits, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, losses, liabilities, costs, expenses, debts, dues, demands, obligations or other claims of any kind whatsoever, in law, admiralty or equity, which Borrower ever had, now have or hereafter can, shall or may have against any Releasee for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this First Amendment.

     D.   Effectiveness.  This First Amendment shall immediately become
          ------------------------------------------------------

          effective as of the date first written above upon (i) the receipt by Lender of duly executed counterparts of this First Amendment from Borrower and (ii) the satisfaction or written waiver of each condition precedent contained herein.

     E.   Counterparts.  This First Amendment may be executed in any number of
          ----------------------------------------------------------

          counterparts, each such counterpart constituting an original but all together constitute one and the same instrument.

     F.   Severability.  Any provision contained in this First Amendment that is
          ------------                                         -----------------

          held to be inoperative, unenforceable or invalid in any jurisdiction
          -------------------------------------

          shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this First Amendment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

     G.   GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND
          -------------                                             ---

          CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
          ------------------------------------------------

          ILLINOIS.


          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


                              CONGRESS FINANCIAL CORPORATION (CENTRAL)


                              By
                                 ---------------------------------------------
                              Title:
                                    -------------------------------------------

                              KEYSTONE CONSOLIDATED INDUSTRIES, INC.


                              By
                                 ---------------------------------------------